SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 19, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                      0-21527                     06-1276882
 ------------------------     ------------------------       -------------------
 (State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit
           Plan.

On November 19, 2004, participants in the MemberWorks Incorporated 401(k) Profit Sharing Plan (the "401(k) Plan") were informed that MemberWorks Incorporated (the "Company") would be transitioning the investment, trustee, and record keeping services in the 401(k) Plan from Principal Financial Group and Bankers Trust Co., NA to Fidelity Investments. In connection with these changes, the Company sent a notice to its directors and executive officers informing them that a blackout period is expected to begin on December 23, 2004, and end on January 24, 2005. Affected directors and executive officers of the Company will be prohibited from directly or indirectly acquiring, disposing of or transferring any equity securities of the Company acquired by them in connection with their service and/or employment with the Company in such capacities, during the blackout period. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     99.1 Notice of Imposition of Blackout Period Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 dated November 23, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           VERTRUE INCORPORATED
                                           (Registrant)


Date: November 23, 2004
                                           By:  /s/ Gary A. Johnson
                                                --------------------------------
                                         Name:  Gary A. Johnson
                                         Title: President and Chief Executive
                                                Officer